UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025

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SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 E Campbell Ave, Suite 107-D Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 774-4211

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On September 5, 2025, at the 2025 annual meeting of stockholders, or the Annual Meeting, of Semler Scientific, Inc., or Semler Sci, Semler Sci’s stockholders voted on five proposals, each of which is described in more detail in Semler Sci’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on July 17, 2025, or the Proxy Statement. The following is a brief description of each matter voted upon and the certified results, including (for nominee for director) the number of votes cast for, withheld and broker non-votes, and for the other matters, the number of votes cast for and against, and the number or abstentions and broker non-votes.

Proposal 1. Stockholders elected the following nominee to serve as a Class I Director on Semler Sci’s board of directors until Semler Sci’s 2028 annual meeting of stockholders or until his successor has been duly elected and qualified, or until his earlier resignation, death or removal. The voting results for the nominee were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
William H.C. Chang	6,817,708	261,303	2,506,761

Proposal 2. Stockholders approved, on a non-binding advisory basis, the compensation of Semler Sci’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,803,887	147,170	127,954	2,506,761

Proposal 3. Stockholders approved the amendment of Semler Sci’s restated certificate of incorporation to increase the total number of shares of common stock authorized for issuance from 50,000,000 shares to 210,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,905,107	2,209,591	86,897	0

Proposal 4. Stockholders did not approve the amendment of the Semler Sci’s restated certificate of incorporation to authorize the issuance of 42,000,000 shares of “blank-check” preferred stock. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,495,642	2,498,626	84,746	2,506,758

Proposal 5. Stockholders ratified the selection of BDO USA, P.C. as Semler Sci’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,551,669	17,844	16,259	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: September 5, 2025	By:	/s/ Renae Cormier
Name: Renae Cormier
Title: Chief Financial Officer